EX 10.10.3

AMENDMENT NO. 1
TO THE
LITHIA MOTORS, INC.
EXECUTIVE MANAGEMENT NON-QUALIFIED DEFERRED COMPENSATION
AND LONG-TERM INCENTIVE PLAN

WHEREAS, Lithia Motors, Inc. (the “Company”) established and maintains the Lithia Motors, Inc. Executive Management Non-Qualified Deferred Compensation and Long-Term Incentive Plan, effective February 22, 2011 (the “Plan”); and
WHEREAS, Section 9.1(a) of the Plan grants the Compensation Committee of the Company’s Board (the “Committee”) authority to amend the Plan for the purpose of clarifying the Plan type; and
WHEREAS, the Compensation Committee desires to amend the Plan, effective September 1, 2018, to change the Plan name.
NOW, THEREFORE, the Plan is hereby amended, in the following respects:
“Lithia Motors, Inc. Executive Management Non-Qualified Deferred Compensation and Long-Term Incentive Plan” is hereby renamed “Lithia Motors, Inc. Executive Management Non-Qualified Deferred Compensation and Supplemental Executive Retirement Plan” and is replaced in each place it occurs in the Plan document.

IN WITNESS WHEREOF, the undersigned executed this Amendment No. 1 as of September 1, 2018.

LITHIA MOTORS, INC.
Carla Hegler, Director
Name, Title